SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): October 30, 2003
                                                  ------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                         000-29053                04-2751645
--------------------------------    ------------------------   -----------------
(State or other jurisdiction of     (Commission file number)    (IRS employer
     incorporation)                                          identification no.)


            8000 Lee Highway, Falls Church, VA                      22042
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         (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                    ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

     On October 30, 2003, YDI Wireless, Inc. and Phazar Corp. issued a joint press release announcing that they had entered into an Agreement and Plan of Merger, dated as of October 30, 2003, by and among YDI, Stun Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of YDI, and Phazar. Pursuant to the terms of the merger agreement, YDI Wireless will acquire Phazar by means of a merger of Stun Acquisition Corporation with and into Phazar. Immediately following the merger, Phazar will be a wholly-owned subsidiary of YDI and the former Phazar stockholders will become YDI stockholders.

     In connection with the merger, each outstanding share of Phazar common stock will be converted into the right to receive 1.2 shares of YDI common stock. The exchange ratio will not be adjusted for changes in the price of either YDI common stock or Phazar common stock. Each outstanding option to purchase shares of Phazar common stock will be terminated prior to the closing of the merger. One member of Phazar's board of directors will join YDI's board of directors in connection with the proposed merger. Phazar has received a fairness opinion from its financial advisor in connection with the proposed merger.

     The consummation of the merger is contingent upon approval by the stockholders of Phazar of the merger and the merger agreement, regulatory approvals, and the satisfaction of other closing conditions set forth in the merger agreement. The merger is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. It is anticipated that, assuming all conditions to the merger are satisfied, the merger will occur during the fourth calendar quarter of 2003 or the first calendar quarter of 2004.

     The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the merger agreement, a copy of which is filed as Exhibit 2.1 and is incorporated by reference. A copy of the joint press release is filed as Exhibit 99.1 and is incorporated by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

         Number            Title
         ------            -----

          2.1 Agreement and Plan of Merger, dated as of October 30, 2003, by and among YDI Wireless, Inc., Stun Acquisition Corporation, and Phazar Corp.

         99.1       Joint press release dated October 30, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            YDI WIRELESS, INC.


Dated: November 4, 2003                     By: /s/ Patrick L. Milton
                                               ---------------------------------
                                                    Patrick L. Milton
                                                    Chief Financial Officer


                                  EXHIBIT INDEX


         Number            Title
         ------            -----

          2.1 Agreement and Plan of Merger, dated as of October 30, 2003, by and among YDI Wireless, Inc., Stun Acquisition Corporation, and Phazar Corp.

         99.1       Joint press release dated October 30, 2003.

                                       3